          Province                                               CHARGE/MORTGAGE OF LAND                                        B
          of
          Ontario                                         Form 2 - Land Registration Reform Act

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                                               (1) Registry [ ]  Land Titles [X]              (2) Page  1  of   1   pages



New Property Identifiers
                               Additional:
                               See
                               Schedule  [ ]
                                             --------------------------------------------------------------------------------------
                                               (3) Property               Block            Property                   Additional:
                                                   Identifier(s)                                                      See
                                                                                                                      Schedule [ ]
                                             --------------------------------------------------------------------------------------
                                               (4) Principal Amount
                                               One Million Seven Hundred Thirteen thousand Eight Hundred
                                               Thirty Three..................................................Dollars  $1,713,833.00
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Executions                                     (5) Description
                                               Parcel 7-2, Section 65M-2665, being Par of Block 7, Plan
                                               65M-2655, designated as Parts 1 and 2, Plan 65R-13412

                                Additional:    Town of Markham, Regional Municipality of York
                                See
                                Schedule [ ]   Land Titles Division of York Region (No. 65)
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(6) This          (a) Redescription            (b) Schedule for:                              (7) Interest/Estate Charged
    Document          New Easement                               Additional                       Fee Simple
    Contains          Plan/Sketch [ ]          Description [ ]   Parties  [ ]  Other [ ]
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(8) Standard  Charge Terms - The parties agree to be bound by the  provisions in
Standard   Charge  Terms  filed  as  number  954  and  the   Chargor(s)   hereby
acknowledge(s) receipt of a copy of these terms.
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(9) Payment Provisions
    (a) Principal                              (b) Interest                                   (c) Calculation   semi-annually
        Amount $ 1,713,833.00                      Rate       8.000    % per annum                Period        not in advance
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        Interest         Y      M     D             Payment                                       First           Y     M     D
    (d) Adjustment                              (e) Date and                                  (f) Payment
        Amount          1996    05    01            Period   first - monthly                      Date           1996   06   01
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        Last                                       Amount
    (g) Payment                                (h) of Each  Twenty Four Thousand Four Hundred Eighty Three........82
        Date              1998    05    01         Payment                                           Dollars $ 24,483.82
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        Balance
    (i) Due                                    (j) Insurance  See Standard Charge Terms 954                        Dollars $
        Date              1998    05    01
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(10) Additional Provisions

                                                                    Continued on
                                                                    Schedule [ ]
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

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
(11) Chargor(s) The chargor hereby charges the land to the chargee.


The chargor(s) acknowledge(s) receipt of a true copy of this charge.                                               Date of Signature
Name(s)                                                          Signature(s)                                       Y     M     D

SIDUS SYSTEMS INC.                                               Per:                                               1966     04
                                                                 Al Muzar
I have authority to bind the Corporation.                        Chairman and CEO

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(12) Spouse(s) of Chargor(s) I hereby consent to this transaction.                                                 Date of Signature
     Name(s)                                                                    Signature(s)                         Y     M     D


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(13) Chargor(s) Address
     for Service  25 Minthorn Court
                 Markham ON L3T 7N3
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(14) Chargee(s)

SCOTIA MORTGAGE CORPORATION



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(15) Chargee(s) Address
     for Service  2201 Eglinton Avenue East
                  Scarborough ON M1L 4S2
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(16) Assessment Roll Number   Cty.   Mun.   Map    Sub.  Par.                                                         Fees
                  of Property         19    36   020   113   60100
----------------------------------------------------------------------------------------       ------------------------------------
----------------------------------------------------------------------------------------       ------------------------------------
(17) Municipal Address of Property                 (18) Document Prepared by:                    Registration Fee
                                                                                                 ----------------
                                                   George Vukelich /D
25 Minthorn Court                                  WILSON, VUKELICH
Markham ON L3T 7N3                                 60 Columbia Way
                                                   Suite 710                                     ----------------  ----------------
                                                   Markham, Ontario                              ================  ================
                                                   L3R 0C9  02-1837                                    Total
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

                                                      Fixed Rate Charge/Mortgage
                                              (Land Titles Act and Registry Act)

                          Land Registration Reform Act

                      SET OF STANDARD CHARGE TERMS NO. 954


1.       DEFINITIONS

In this set of standard charge terms, mortgage means a Charge/Mortgage of Land (Form 2) in which the set is referred to by its filing number, any schedules attached to it and this set of standard charge terms. You and your mean each person who signs the mortgage as chargor. We, our and us mean Scotia Mortgage Corporation, the chargee. Your property means the land described in box 5, all buildings now or later on it and anything now or later attached or fixed to the buildings or the land, including additions, alterations and improvements.
Principal amount means the amount specified in box 4. Loan amount means the outstanding balance of all amounts (including interest) owing to us from time to time under the mortgage, as amended from time to time.

Any reference to a box in this set of standard charge terms refers to a box on Form 2 (including anything set out in a schedule to Form 2 which deals with the subject matter of that box) and any reference to signing the mortgage means signing Form 2 or a schedule to it. References to paragraphs refer to paragraphs of this set of standard charge terms.

2.       WHAT THE MORTGAGE DOES

In return for our making a loan to you in the principal amount (which, by signing the mortgage, you acknowledge having received from us), you:

         (i)      If you are the owner of your property, charge your property to
                  us  and  our   successors   and  assigns   (called  our  legal
                  representatives);

                  or

         (ii) If you are a tenant of your property under a lease, charge your interest in your property (including any option to purchase) to us and our legal representatives, for the entire term of the lease;

as security for repayment of the loan amount and the performance of all of your other obligations under the mortgage. This means you charge your entire interest in your property to us and to anyone to whom the mortgage is transferred in any way.

Termination of the Mortgage:

Our interest in the property terminates when you have:

Repaid the loan amount (including interest) as provided in the mortgage; and

Complied with all of your other obligations under the mortgage.

3.       INTEREST

         A.       Interest Rate

                  The interest rate payable by you on the loan amount is specified in box 9(b). Interest is payable monthly and calculated half-yearly not in advance. The first half-yearly calculation of interest after the interest adjustment date (which is one month before the date on which your first regular monthly loan payment is due) specified in box 9(d) shall be for the six month period commencing on that date. That calculation shall be made six months after the interest adjustment date and half-yearly calculations of interest shall continue to be made every six months after that. Interest is payable on the loan amount at this rate both before and after the final payment date as well as both before and after default and judgment, until the loan amount has been paid in full.

         B.       Compound Interest

                  If on any monthly loan payment date you do not make the payment due on that day, we will charge you interest on any overdue portion of the loan amount (including interest) until paid to us. This is called compound interest. Compound interest shall be paid on your monthly loan payment dates. We will also charge interest, at the rate payable on the loan amount, on compound interest that is overdue until paid to us, both before and after the final payment date as well as both before and after default and judgment.

4.       HOW YOU WILL REPAY YOUR LOAN

         A.       Currency and Place of Payment

                  You shall pay the loan amount to us in Canadian dollars. Your regular monthly loan payments and all other payments will be made at the Branch address set

                                                                          Page 3
out in box 15, or at any other place we may designate, and are payable as follows:

         B.       Interest Payable Prior to and on Interest Adjustment Date

                  Before your regular monthly loan payments begin you will pay us interest, at the rate payable on the loan amount, on all money we have advanced to you up to the interest adjustment date or, at our option, such interest will be deducted from subsequent advances. Interest will be computed from the date of each advance and will become due and payable in monthly installments on the first day of the month next following the date of each advance and on the first day of each and every month thereafter. The balance, if any, of interest on such advances (computed by excluding the interest adjustment date from the calculation) shall become due and be paid on the interest adjustment date.

         C.       Payments after the Interest Adjustment Date

                  The principal amount, together with interest calculated from the interest adjustment date, shall become due and be paid by you in regular monthly loan payments.

You will make your regular monthly loan payments to us in equal installments in the amount specified in box 9(h) beginning on the date specified in box 9(f) and continuing on the FIRST day of each and every following month and ending on the date specified in box 9(9). Each date that you are required to make a monthly loan payment is called a monthly loan payment date. Each monthly loan payment consists of a portion of the principal amount together with the interest due and payable on the monthly loan payment date.

You will pay the balance of the principal amount, together with ali interest due and payable on it, on the date specified in box 9(i) which is the same as the date specified in box 9(g) and is called the last payment date).

The principal amount is stated in box 4 and interest is payable on it at the same rate and calculated in the same manner as interest is payable on the loan amount.

         D.       Application of Monthly Loan Payments

                  Each monthly loan payment will be used: first, to pay interest due and payable and next, to reduce the principal amount.

                                                                          Page 4
         E.       Prepayments

                  You may prepay the principal amount only in accordance with the prepayment provisions, if any, set out in a schedule attached to Form 2.

5.       YOUR TITLE TO YOUR PROPERTY

         A.       As Owner of Your Property, you certify that:

                  (i)      You are the lawful owner of your property;

                  (ii)     You have the right to give us the mortgage;

                  (iii) There are no encumbrances on the title to your property; and

                  (iv) There are no limitations or restrictions on your title to your property except building by-laws, zoning regulations and registered restrictions.

This paragraph A applies unless you have advised us in writing that you are a tenant of your property under a lease, in which case paragraph B applies.

         B.       If you Are a Tenant of Your Property

                  (i)      You certify that:

                           (a) The property is leased to you and your legal or personal representatives under a lease, a copy of which you have provided to us;

                           (b) The lease is a binding and existing lease and all information you have provided to us concerning it is true;

                           (c) All rents payable under the lease have been paid to the date you sign the mortgage;

                           (d) You have permission or the right to assign and mortgage or charge the lease; and

                           (e) Except as expressed in the lease, there are no limitations, restrictions or encumbrances on your interest under the lease other than building by-laws, zoning regulations and registered restrictions.

                                                                          Page 5
                  (ii)     You promise:

                           (a)      To pay the rent as it falls due;

                           (b) To comply with all of the other terms of the lease and not to do anything that would cause the lease to be terminated;

                           (c)      Not to surrender the lease;

                           (d) Not to make any change in the lease without first obtaining our written consent;

                           (e) To give us a true copy of any notice or request you receive concerning the lease; and

                           (f) To notify us immediately if your landlord advises you of early termination or takes any steps to effect early termination of the lease.

         C. You will not do anything that will interfere with our interest in your property.

         D. In order to ensure that your entire interest in your property is charged to us you will sign any other documents or do anything further that we think is necessary.

6.       USE OF YOUR PROPERTY

         You will not make any additions, alterations or improvements to your property or use your property for any business purposes without our prior written consent.

7.       WE ARE UNDER NO OBLIGATION TO MAKE ADVANCES TO YOU UNDER THE MORTGAGE

If we decide, for any reason, that we do not wish to advance the entire principal amount or any part of it to you then we do not have to do so, even though the mortgage is prepared, signed or registered, and whether or not any part of the principal amount has already been advanced. However, by signing the mortgage you charge all of your interest in your property to us. You will reimburse us, on demand, for all our expenses of investigating the title to your property and preparing and registering the mortgage.

                                                                          Page 6
8.       TAXES

         A. You will make monthly tax payments to us on account of property taxes on each monthly loan payment. The amount of each monthly tax payment will be 1/12th of our estimate of a year's taxes on your property next becoming due and payable and may change from time to time to reflect changes in the annual taxes on your property. The monthly tax payments should enable us to pay all property taxes on or before their annual due date. Or, if your property taxes are payable in installments, the monthly payments should enable us to pay the full year's installments of property taxes on or before the date on which the first instalment is due.

         B. If, however, the annual due date or the first instalment date for the payment of your property taxes is less than one year from the interest adjustment date, you will pay us equal monthly tax payments during that period and during the next 12 months. These equal monthly tax payments will be based on our estimate of the total taxes payable for both periods so that we will receive enough money from you to pay all taxes for both of those periods.

         C. You will also pay us, on demand, any amount by which the actual taxes on your property exceed our estimate of your taxes. Or, at our option, we may increase the monthly payment to cover this amount.

         D. We will pay your taxes from the monthly payment we receive from you as long as you are not in default under the mortgage. We are not obliged to make tax payments on the dates they are due or more often than once a year. If you have not paid us enough for taxes, we may still pay the taxes. This will create a debit balance in your tax account. Any debit balance is immediately payable by you. We are under no obligation to advise you that a debit balance has been created.

         E. We will pay you interest on any credit balance in your tax account. The interest we pay will not be less than that paid by The Bank of Nova Scotia on savings-chequing accounts with the same credit balance. We will charge you interest on the debit balance in your tax account at the interest rate payable on the loan amount until the debit balance is paid to us in full.

         F. If you fail to pay us any amount when it is due, we may apply the money in your tax account towards payment of such amount.

         G. We can deduct from the total final advance of the principal amount enough money to pay all taxes due on or before the interest adjustment date and which have not been paid on the date the final advance is made.

                                                                          Page 7
         H. You will immediately send us all assessment notices, tax bills or tax notices which you receive.

9.       PAYMENTS WE CAN MAKE

We can pay off any liens, claims or encumbrances against your property which we consider to have priority over the mortgage. We can also pay ali our expenses of collecting any payments not received from you when due. These expenses will include all our legal expenses on a solicitor and own client basis. You must immediately reimburse us for any amount so paid.

If we pay off any liens, claims or encumbrances against your property, we will be entitled to all the rights, equities and securities of the person, company, corporation or Government so paid off. We are authorized to retain any discharge which may be given for six months or more, if we consider it advisable to do so.

10.      TRANSFER OF LEASES AND RENTS

         A. If you have leased or, at a later date, lease all or part of your property to another person or persons, then, upon our written request you will transfer and assign to us:

                  (i)      All leases, lease agreements and their renewals;

                  (ii) All rents and other money payable under the terms of all leases and agreements. However, we may allow you to receive the rents so long as there is no default by you in making your payments to us or in complying with your other obligations to us under the mortgage; and

                  (iii) All rights under the leases and agreements as they affect your property.

         B.       In addition, you confirm that:

                  (i) You must obtain our prior written consent for any future leases of your property or for the renewal of any lease (other than a renewal provided for in any lease);

                  (ii) Nothing we do under this paragraph 10 shall put us in possession of your property;

                                                                          Page 8
                  (iii) However, if you default under the mortgage, we have the right to take possession of your property; and

                  (iv) We are not obliged to collect any rent or other income from your property nor to comply with any term of any lease or agreement.

11.      INSURANCE

You will without delay insure, and keep insured, in our favour and until the mortgage is discharged, all buildings covered by the mortgage against loss or damage by fire and other perils usually covered in fire insurance policies and against any other perils we request. Such insurance must be provided by a company approved by us for the replacement cost of the buildings (the maximum amount for which the buildings can be insured) in Canadian dollars. Your policy must be in form satisfactory (the maximum amount for which the buildings can be insured) in Canadian dollars. Your policy must be in form satisfactory to us and must include extended perils coverage and a mortgage clause stating that loss is payable to us. You shall, at our request, transfer to us all insurance policies and receipts you have on the buildings and any proceeds from that insurance.

If you do not:

         - Maintain insurance on the buildings that, in our opinion, complies with this paragraph;

         - Deliver a copy of any insurance policy or receipt to us at our request; or

         - Provide us with evidence, at our request, of any renewal or replacement of the insurance, at least ten full days before your insurance expires or is terminated,

we can, but are not obliged to, insure any of the buildings. What we pay for this insurance will immediately become payable by you to us. If any loss or damage occurs, you will provide us immediately, at your expense, with all necessary proofs of claim. You will also do all necessary acts to enable us to obtain payment of insurance proceeds.
         Insurance proceeds may, in whole or in part, at our option, be:

         (a)      Applied to rebuild or repair the damaged buildings;

         (b)      Paid to you;

                                                                          Page 9
         (c) Paid to any other person who owns or did own the property, as established by the registered title; or

         (d) Applied, at our sole discretion, to reduce any part of the loan amount, whether due or not yet due.

This paragraph 11 does not apply (and paragraph 21E does apply) if your property is a condominium unit.

12.      KEEPING YOUR PROPERTY IN GOOD CONDITION

You shall keep your property in good condition and make any repairs needed. You shall not do anything, or let anyone else do anything, that lowers the value of your property. We can inspect your property at any reasonable time. If, in our opinion, you:

         -        Do not keep your property in good condition; or

         - Do or allow anything to be done that lowers the value of your property;

we can make any repairs we think are advisable. The costs of any inspections and any repairs we make are immediately payable by you.

13.      ENVIRONMENTAL PROVISIONS

We (including, in this section, the Canada Mortgage and Housing Corporation if this is a CMHC-insured mortgage) may inspect your property and the buildings on it when we consider it appropriate. We may do this for any purpose but particularly to conduct environmental testing, site assessments, investigations or studies which we consider necessary. The costs of any testing, assessment or study will be payable by you and you will pay us the costs immediately after we give you notice of them. If you do not pay us when we request it, we can add the amounts to the outstanding balance under your mortgage and they will bear interest at your mortgage interest rate. If we do the things permitted under this section, we will not be considered to be in control of your property.

14.      REPAYMENT OF LOAN AMOUNT ACCELERATED

The loan amount will become payable immediately, at our option, if:

         (a) You default in making any regular monthly loan payment, or any other payment you are obliged to make to us under the mortgage.

         (b) You fail to comply with any of your other obligations under the mortgage.

                                                                         Page 10
         (c) Any lien is registered against your property or we receive written notice of any lien.

         (d)      Your property is abandoned.

         (e) Any buildings being erected or additions, alterations or improvements done on your property remain unfinished without work being done on them for 30 consecutive days.

15.      APPOINTING A RECEIVER TO RECEIVE INCOME

If you default in making any regular monthly loan payment or any other payment which you have agreed to make to us, or in complying with any of your obligations under the mortgage, we can, in writing, appoint a receiver (which includes a receiver and manager) to collect any income from your property. We can also, in writing, appoint a new receiver in place of any receiver appointed by us. The receiver is considered to be your agent and not ours and his defaults are considered to be solely your defaults.

         The receiver has the right to:

         - Use any available remedy (taken in your name or our name) to collect the income from your property;

         -        Take possession of your property or part of it; and

         -        Manage your property and maintain it in good condition.

         From the income collected the receiver may:

         (a) Retain a commission of 5% of the total money received or any higher rate permitted by a judge or other authorized officer.

         (b) Retain enough money to pay disbursements spent on collecting the income.

         (c) Pay all taxes, fire insurance premiums, expenses of keeping your property in good condition, interest on those payments and all other charges that have priority over the mortgage and interest on those charges.

         (d) Pay us all interest that is due and payable under the mortgage and then pay us all or part of any other amount payable under the mortgage, whether it is due or not.

Nothing done by the receiver puts us in possession of your property or makes us accountable for any money except for money actually received by us.

16.      ENFORCING OUR RIGHTS

         A.       Default in Payment

If you default in making any regular monthly loan payment or any other payment that you are obliged to make to us under the mortgage, we may enforce any one or more of the following remedies in any order:

         (i) Sue you - We may take such action as is necessary to obtain payment of the loan amount.

         (ii) Foreclose or sell your property - We may commence court proceedings to foreclose your right, title and equity of redemption to all or part of your property. If we obtain a final order of foreclosure, your property will by law become our property.

                  We may also ask the court to order the sale of your property. If the court makes such an order, it will supervise the sale proceedings. The net proceeds of the sale will be applied to reduce the loan amount. Any balance remaining after all claims have been satisfied will be paid to you. If the amount we receive from the sale of your property is less than the loan amount, you must pay us the difference.

         (iii) Power of sale - If you default in making any payment for 15 days, we can on 35 days' notice to you enter on your property and:

                  (a)      Take possession of it;

                  (b) Sell all or part of your property (for cash or on credit, or partly for cash and partly on credit) by private sale or public auction for the price and on those terms that can be obtained;

                  (c) Lease it on such terms and for whatever period we may decide upon; or

                  (d) Take any other remedy available to us under Ontario law.

                  Notice shall be given to you and to such other persons in the manner and as required by law at the time it is given. Where there are no such

                                                                         Page 12
                  requirements, notice may be given to you, at our option, by one or more of the following means:

                  -        Personal service at your last known address;

                  -        Registered mail at your last known address;

                  - Publication in a newspaper published in the county or district where your property is located;

                  -        Leaving it with an adult on your property; or

                  -         Posting it on your property.

                  If default continues for three months, we may enter on, sell or lease your property without any notice unless notice is required by law.

We may apply the net proceeds of the sale or lease to reduce any part of the loan amount. Any balance remaining after all claims have been satisfied will be paid to you. If the amount we receive from the sale or lease of your property is less than the loan amount, you must pay us the difference.

         B. Default in your obligations including default in payment - If you default in any obligation under the mortgage (including any default referred to in paragraph A), we can enforce our above rights and we can enter on your property at any time, without the permission of any person, and make all arrangements that we consider advisable to:

                  -        Inspect,   lease,   collect   rents  or  manage  your
                           property;

                  -        Repair or put in order any building on your property;
                           or

                  - Complete the construction of any building on your property.


We can also take whatever action is necessary to take possession, recover and keep possession of your property.

         C.       Sale of goods (commercial mortgage only) -

                  If this is a commercial mortgage and you fail to make any payment to us when it is due, we can distrain against your goods. This means we can take any goods on your property and sell them as permitted by Ontario law. We may apply the net

                                                                         Page 13
proceeds from the sale to reduce any part of the loan amount. Taking this action does not put us in possession of your property not make us accountable for any money except the money we actually receive.

         D. You will not interfere - You will not interfere with our possession of your property (if we go into possession of your property in enforcing our above rights) nor with the possession of anyone to whom your property is sold or leased by us or any receiver. You agree not to make any claim concerning the sale or lease of your property against anyone who buys or leases it from us or any receiver, or anyone who buys or leases it after that time.

         E. Our expenses - You will immediately pay all our expenses of enforcing our rights. Our expenses include our costs of taking or keeping possession or your property, an allowance for the time and services of Scotia Mortgage Corporation's and/or The Bank of Nova Scotia's employees utilized in so doing, our legal fees on a solicitor and own client basis and all other costs related to protecting our interest under the mortgage.

         F. Judgements - If we obtain a court judgement against you for your failure to comply with any of your obligations to us under the mortgage, the judgement will not result in a merger of the terms of the judgement with our other remedies or rights to enforce your other obligations under the mortgage. We will continue to be entitled to receive interest on the loan amount at the rate payable on the loan amount and at the same times as provided for in the mortgage. The rate of interest payable on any judgment shall be calculated and payable in the same way as interest is calculated under the mortgage and at the same rate that interest is payable on the loan amount until the judgment has been Paid in full.

17.      DELAY IN ENFORCEMENT OF OUR RIGHTS

No delay or extension of time granted by us to you or any other person in exercising the enforcement of any of our rights under the mortgage nor any agreement referred to in paragraph 20 shall affect our rights to:

         (a) Receive all payments you are obliged to make to us, when they are due and payable.

         (b) Demand that you repay the loan amount and all interest which is due and payable, on any default by you.

         (c) Have you comply with all of your obligations to us under the mortgage.

                                                                         Page 14
         (d) Have any other person comply with the obligations that person has to us under the mortgage.

18.      BUILDING MORTGAGE TERMS

An improvement means any alteration, addition or repair to any building on your property or any construction, erection or installation on your property. If the purpose of the mortgage is to finance an improvement, you must so inform us in writing immediately and before any advances are made under the mortgage. You must also provide us immediately with copies of all contracts and subcontracts relating to the improvement and any amendments to them. You agree that any improvement shall be made only according to contracts, plans and specifications approved in writing by us in advance. You must complete all such buildings or improvements as quickly as possible and provide us with proof of payment of all contracts from time to time as we require. We will make advances (part payments of the principal amount) to you based on the progress of the improvement, until either completion and occupation or sale of your property. We will determine whether or not any advances will be made and when they will be made. Whatever the purpose of the mortgage may be, we may in our sole and absolute discretion hold back funds from advances until we are satisfied that you have complied with the holdback provisions of the Construction Lien Act as amended or re-enacted. You authorize us to provide information about the mortgage to any person claiming a construction lien on your property.

19.      RELEASING YOUR PROPERTY FROM THE MORTGAGE

We may establish the terms for releasing our interest in all or part of your property (that is, we may discharge, or partially discharge, your property) from the mortgage whether we receive value for our release or not. If we release part of your property from the mortgage at any time, the rest of your property will continue to secure the loan amount. We are only accountable for money actually received by us.

If your property is subdivided before our interest in your property comes to an end, the mortgage will be secured by each part into which your property is subdivided. This means that each part will secure repayment of the total amount you owe us, even if we release another part of your property from the mortgage.

We can release you, any guarantor, or any other person from performing any obligation contained in the mortgage or any other security document, without releasing any part of your property secured by the mortgage or any other security, and any such release shall not release any other person from the obligations in the mortgage.

                                                                         Page 15
20.      RENEWING OR OTHERWISE AMENDING THE MORTGAGE

We may from time to time enter into one or more written agreements with you (or with any one to whom your property is transferred) to amend the mortgage by extending the time for payment, renewing it or its term for further periods of time, changing the interest rate payable under the mortgage or otherwise altering the provisions of the mortgage. Whether or not there are any encumbrances on your property in addition to the mortgage at the time the agreement is entered into, it will not be necessary to register the agreement on title in order to retain priority for the mortgage, as amended, over any instrument registered after the mortgage. Any reference in this set of standard charge terms to the mortgage means the mortgage as amended by any such agreement or agreements.

21.      CONDOMINIUM PROVISIONS

If your property is a condominium unit, you are also to comply with the provisions in this paragraph 21 in addition to all of the other provisions of the mortgage (except paragraph 11).

In this paragraph 21, the Condominium Act, as amended or re-enacted, is called the Act. Expressions used below which are the same as those in the Act have the same meaning as those in the Act, except that the expression condominium property has the same meaning as the word "property" in the Act.

         A. You will comply with the Act, and with the declaration, by-laws and rules of the condominium corporation (the corporation) relating to your property and provide us with proof of your compliance from time to time as we may request.

         B. You will pay the common expenses for your property to the corporation on the due dates. Or, if we exercise our right to collect your contribution towards the common expenses from you, you will pay the same to us upon being so notified. We can accept a statement which appears to be issued by the corporation as conclusive evidence for the purpose of establishing the amounts of the common expenses and the dates those amounts are due.

         C. You will forward to us any notices, assessments, by-laws, rules and financial statements of the corporation you receive (or are entitled to receive) from the corporation.

         D. You will maintain all improvements made to your unit and repair them after, damage.

                                                                         Page 16
         E. Insurance - In addition to the insurance which the corporation must obtain, you must:

                  (i) Insure all improvements which you or previous owners have made to your unit;

                  (ii) Obtain insurance for those additional risks that we require;

                  (iii) Insure your common or other interest in buildings which are part of the condominium property or assets of the corporation if the corporation fails to insure the buildings or assets as required or if we require you to do so;

                  (iv) Assign your insurance policies to us and (as far as permitted by law) your interest in the policies held by the corporation.

                  (v) Provide us with proof that the required insurance is in force, if we ask for it;

                  (vi)     Do  all  that  is  necessary  to  collect   insurance
                           proceeds.

Each of your insurance policies (and those of the corporation) must comply with the following:

         - Your property must be covered against destruction or damage by fire and other perils usually covered in fire insurance policies and against any other perils we require for its full replacement cost (the maximum amount for which it can be insured in Canadian dollars;

         - The insurance company and the terms of the policy must be satisfactory to us.

If you fail to insure your property as required in this paragraph 21, we can, but are not obliged to, obtain any insurance which you are required to obtain. What we pay for this insurance will immediately become payable by you to us. If any loss or damage occurs, you will provide us immediately, at your expense, with all necessary proofs of claim. You will also do all necessary acts to enable us to obtain payment of insurance proceeds.

To the extent permitted by law, insurance proceeds may, in whole or in part, at our option be:

         (a)      Applied to rebuild or repair the damage to your property;

                                                                         Page 17
         (b)      Paid to you;

         (c) Paid to any other person who owns or did own the property, as established by the registered title; or

         (d) Applied, at our sole discretion, to reduce any part of the loan amount, whether due or not vet due.

         F. You must pay certain other expenses - In addition to our other rights and remedies contained in the mortgage, you will pay us immediately all our expenses in relation to:

                  - Any by-law, resolution, rule or other matter (other than one for which only a vote of the majority present at the meeting is required);

                  - The enforcement of our right to have the corporation or any owner comply with the Act, declaration, by-laws and rules: and

                  -        Our exercising any voting rights we may have.

Where our expenses relate to other units as well as to your property, the amount you are required to pay will only be the expenses related to your property as we determine.

         G. Voting and other rights - You authorize us to exercise your rights under the Act to vote, consent and dissent. You also authorize us to exercise your rights to:

                  - Demand the corporation purchase Your unit and common interest where provided under the Act;

                  -        Elect to have  the  value  of your  unit  and  common
                           interest   or  that  of  the   condominium   property
                           determined by arbitration;

                  - Receive your share of the corporation's assets and the proceeds from the sale of your unit and common interest or of the condominium property or any part of the common elements.

If we do not exercise your rights, you may do so according to any instructions we may give you. Before making such a demand or election you must obtain our prior written approval. You must do this even if we do not have the right to make the demand or election as between ourselves and the corporation, and even if we had previously arranged for you to exercise that right.

                                                                         Page 18
Nothing done under this paragraph 21 puts us in possession of your property. We are not liable for any action we may take in doing what you have authorized us to do or for any failure to act. We may at any time revoke any arrangement we make for you to do anything you have authorized us to do.

         H. Our additional rights under the mortgage - You authorize us to do the following:

         (i)      Inspect your property at any reasonable time.

         (ii)     Do any needed maintenance or repairs after damage.

         (iii)    Inspect the corporation's records

         (iv) Remedy any failure of yours to comply with the Act or the declaration by-laws and rules of the corporation.

         I. Repayment of the loan amount may be accelerated - The loan amount will become payable immediately, at our option, if:

                  (i) The corporation fails to comply with the Act and the declaration, by laws and rules of the corporation;

                  (ii)     The corporation fails to:

                           - insure all the condominium units and common elements according to law and according to any additional requirements of ours;

                           - insure its assets if we so require and according to our requirements;

                           - provide us with proof that the insurance is in force, if we ask for it; or

                           -        do  all  that  is   necessary   to   collect
                                    insurance proceeds;

                  (iii) The corporation does not, in our opinion, manage the condominium property and assets in a careful way;

                  (iv) The corporation fails to keep the corporation's assets in good repair and working order;

                                                                         Page 19
                  (v) The corporation makes any substantial modification to the common elements or the corporation's assets without our approval;

                  (vi) There has been substantial damage and the owners have voted for termination of the condominium:

                  (vii) A sale of the condominium property or any part of the common elements is authorized.

                  (viii) A court makes an order that the government of the condominium property by the Act be terminated; or

                  (ix) The condominium property ceases to be governed by the Act.

Our rights will not be affected by the fact that we voted for or consented to such termination, sale or order or to the condominium property not being governed by the Act.

         J. Termination of the corporation - If your property ceases to be governed by the Act:

                           - All the terms of the mortgage continue to apply;

                           - You authorize us to agree with anyone to a partition of the condominium property. We can pay or receive money to ensure that the partition is equal and you will reimburse us, immediately, for any money we have paid. We can also execute all documents and do all acts needed to carry out the partition;

                           - Your share of the corporation's assets and the proceeds from the sale of your unit and common interest or of the condominium property or any part of the common elements shall be paid to us (unless we notify you to the contrary in writing) and you will do all things necessary to accomplish this; and

                           - Any money received by us (after payment of all our expenses) may be applied to reduce any part of the loan amount. Any balance remaining after all claims have been satisfied will be paid to you.

                                                                         Page 20
22.      DISCHARGE

When our interest in your property comes to an end, we will prepare for you a full discharge of our claim (which is called a Discharge of Charge/Mortgage) or, if requested by you, an assignment of the mortgage. You will give us a reasonable time in which to prepare and sign either the discharge or the assignment and you will pay our usual administrative fee for preparing, reviewing or signing either document and all legal and other expenses we incur in so doing. You will be responsible for registering and for the costs of registering any discharge or assignment.

22.      HEADINGS

Headings form no part of the mortgage. They are used so that parts of the mortgage can easily be referred to.

24.      WHO IS BOUND BY THE MORTGAGE

You agree to observe and be bound by all of the terms and obligations contained in the mortgage. The mortgage will also be binding on your legal or personal representatives, our legal representatives and anyone else to whom your property is transferred. As well, the mortgage will be binding on anyone to whom it is transferred by us. All persons who sign the mortgage as chargors are collectively and individually (that is, jointly and severally) bound to comply with all obligations under the mortgage.

25.      STATUTORY COVENANTS EXCLUDED

The covenants set out in Section 7(1) of the Land Registration Reform Act, 1984, as amended or re-enacted, are excluded from the mortgage.

26.      GUARANTEE

In this paragraph 26, guarantor means each person who signs the mortgage as guarantor. Chargor means the person or persons who sign the mortgage as chargor and property means the property charged by the mortgage.

In return for us making a loan to the chargor, the guarantor, by signing the mortgage, guarantees the chargor's payments (including interest, whether or not the interest rate is changed), and compliance with the chargor's other obligations, under the mortgage. Each guarantor agrees that, if the chargor defaults in making any payment or in performing any other obligation under the mortgage, the guarantor will pay us all of the unpaid payments and comply with all of the obligations which have not been complied with by the chargor. Each guarantor will be collectively and individually (that is, jointly

                                                                         Page 21
and severally)  responsible  with the chargor and with one another (if more than one) for all obligations under the mortgage.

         It is understood that we can without lessening the guarantor's liability and without obtaining the consent of or giving notice to the guarantor:

         - Grant any extensions of time for payment and extensions of the term of the mortgage, including any renewals of the mortgage or its term for further periods of time;

         - Increase the rate of interest payable under the mortgage, either during the initial term or in any subsequent renewal period;

         - Release the whole or any part of the property from the mortgage or any other security;

         - Otherwise deal with the chargor, any other person (including any guarantor), any security (including the mortgage) or the property, including releasing, realizing on or replacing any security we may hold;

         - Waive any provision of the mortgage or change any of the terms of the mortgage at any time during the initial term of the mortgage or in any subsequent renewal period;

either before or after requiring payment from any person without affecting the guarantee. We may require payment from any guarantor without first trying to collect from the chargor or any other person (including any guarantor) or on any security (including the mortgage). Each guarantor's obligations shall be binding upon the guarantor's successors or personal representatives.

                          ACKNOWLEDGEMENT AND AGREEMENT


TO:               SCOTIA MORTGAGE CORPORATION


                  The undersigned HEREBY EXPRESSLY AGREE that the following amendments to the Standard Charge Terms No. 954 and to their application to the Commercial First Mortgage over 25 Minthorn Court, Markham, Ontario.

Taxes
-----

(Replace the "Taxes clause 8 with the following.)

You will pay all taxes on your property when they are due. You will immediately give us a receipt showing that the taxes have been paid. If you do not pay any taxes, when they are due, we may pay them and you must immediately re-imburse us for any amount so paid.

Insurance
---------

(Replace the "Insurance" clause 11 with the following.)

You will insure with an insurer satisfactory to us and under a policy satisfactory to us all buildings covered by the mortgage against all risks, including extended coverage, to full 100% replacement cost and boiler and pressure vessel and machinery insurance. You will insure against any other risks which we require you to insure against. The buildings must be insured in Canadian dollars.

If we think it necessary, we can require you to cancel any existing insurance on your property, and to provide other insurance which meets our approval. You will assign any insurance you have on your property or the proceeds of that insurance to us at our request. You must give us proof that you have insured as required above and you must, at least ten (10) days before any insurance expires, or is terminated, give us proof that you have renewed or replaced it. If you fail in any way to comply with these obligations, we may (but are not obliged to) obtain insurance on your behalf and your will immediately reimburse us for the amount of any premium paid. If loss or damage occurs, you will provide us with all necessary proofs of claim and do everything else necessary to enable us to obtain payment of insurance proceeds. Insurance proceeds may, subject to any law, in whole or in part, at our option, be used to rebuild or repair damaged buildings or be used to reduce all or part of the loan amount secured by this mortgage whether or not the loan amount is then due and payable.

Use of/Sale or Transfer of Property
-----------------------------------

(Replace the "Use of Property" clause 6 with the following. Where no such clause exists, add the following.)

You will not make any additions, alterations or improvements to your property nor obtain secondary financing without our prior written consent. If you do any of these things or if you sell or transfer your property, then, at our option, you will immediately pay to us all of the loan amount secured by the mortgage and, if we do not require you to pay to us all of the loan amount secured by the mortgage, your continued liability and responsibilities under the mortgage and our rights against either you or anyone else who is liable for the payment of the loan amount are not affected.

In the event of sale or transfer of subject property, or any part thereof, the mortgage loan may become due and payable at the sole option of SMC.

Repayment of Loan Amount Accelerated
------------------------------------

(Replace the "Repayment of Loan Amount Accelerated" clause 14 with the following.)

The loan amount will become payable immediately, at our option, if any of the following events (called events of default), occur:

(a) if you default in making any regular monthly loan payment, or any other payment you are obliged to make to us under the mortgage; or

(b) if you fail to comply with any of your other obligations under the mortgage; or

(c) if there is any default under any term or condition contained in any other agreement to which you and we are parties; or

(d) if any bankruptcy, re-organization, compromise, arrangement, insolvency or liquidation proceedings or other proceedings for the relief of debtors are instituted by or against you and, if instituted by or against you and, if instituted against you, are allowed against or consented to by you or are not dismissed or stayed within 60 days after such institution; or

(e) if a receiver is appointed over any of your assets or undertaking or any judgement or order or any process of any court becomes enforceable against you or any of your assets or any creditor takes possession of any of your assets; or

(f) if any lien is registered against your property or we receive written notice of any lien; or

(g)      if any material adverse change occurs in your financial condition.

Appointing a Receiver
---------------------

(Replace the "Appointing a Receiver to Receive Income" clause 15 with the following.)

If any event of default under the mortgage occurs we may appoint in writing a receiver (which includes a receiver and manager) on any terms (including remuneration) that we think are reasonable, to do any or all of the things which we are permitted to do under the mortgage. We may make the appointment even if we have taken possession of your property. We may also, in writing, remove a receiver appointed by us and appoint a new receiver. The receiver is considered to be your agent and not ours; his defaults are considered your defaults and not ours. Nothing done by the receiver puts us in possession of your property or makes us accountable for any money except money we actually receive. The receiver has the right to use any legal remedy (taken in your name or our name) to collect the income from your property and any business conducted on your property and maintain you property in good condition; lease your property, or any part of it; enforce any of our rights under the mortgage which we delegate to him; and borrow money on the security of your property in priority of the mortgage for these purposes.

Enforcing Our Rights
--------------------

(Replace the first sentence of Section A in the "Enforcing our Rights" clause 16 with the following.)

A. If any event of default under the mortgage occurs we may enforce our rights in any of the ways set out below. These provisions do not limit any other rights given to us by law or the mortgage. We may enforce this and any other security we may have for any of the loan amount, and enforce our rights under the mortgage, at the same time and at different times and in any order we choose.

         (The remainder of the clause 16 is as set out in the mortgage).

Renewing or Otherwise Amending the Mortgage
-------------------------------------------

(Replace the "Renewing or Otherwise Amending the Mortgage" Clause 20 with the following.)

We may, from time to time, enter into one or more written agreements with you (or with any one to whom your property is transferred) to amend the mortgage by extending the time for payment, changing the interest rate payable under the mortgage or otherwise
altering  the  provision  of  the  mortgage.   Whether  or  not  there  are  any
encumbrances on your property in addition to the mortgage at the time the agreement is entered into, it will be necessary to register the agreement on title.


         DATED this________day of April, 1996.


                                              SIDUS SYSTEMS INC.



                                              Per:                      c/s
                                                   ------------------------
                                                   Chairman and CEO